               SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D. C.   20549


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                              FORM 8-K


                            CURRENT REPORT


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               PURSUANT TO SECTION 13 OR 15 (D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



                              January 4, 1999


          DATE OF REPORT (Date of earliest event reported)


                              BRASS EAGLE INC.
        (Exact name of registrant as specified in its charter)



   DELAWARE               0-23385             71-0578572
(State or other          (Commission         (IRS Employer
jurisidiction of         File Number)        Identification Number)
incorporation of
organization)



          1203 A North Sixth Street, Rogers, Arkansas  72756
     (Address of principal executive offices)        (zip code)


                            (501) 986-9090
         (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On January 4, 1999 Brass Eagle Inc. (the Registrant) acquired certain assets of CM Support, Inc. of Dallas, Texas for $5 million in cash. The terms of this transaction are described more fully in a press release issued January 6, 1999, a copy of which is included as an exhibit hereto and incorporated herein by reference. The acquisition will be accounted for as a purchase. Accordingly, Brass Eagle Inc. expects to allocate the purchase price to the assets acquired based on their relative fair value.

CM Support, Inc. manufactured feeder loaders, tubes and accessories used by paintball players and was a vendor of some of these products to the Company. Brass Eagle plans to transfer the manufacturing and distribution of the CM Support products to its existing production facilities.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

2         Acquisition Agreement
99        Press Release dated January 6, 1999,issued by Registrant

                              BRASS EAGLE INC.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BRASS EAGLE INC.



Date:   1/04/99               BY:  /s/ J. R. Brian Hanna
                              J. R. Brian Hanna
                              Vice President _ Finance and Chief Financial
                              Officer and Treasurer
                              (on behalf of the Registrant and as the
                              Registrant's principal Financial and Accounting
                              Officer)

                              BRASS EAGLE INC.

                               EXHIBIT INDEX


EXHIBIT NO.         EXHIBIT
-----------         -------

2                   Acquisition Agreement
99                  Press Release dated January 6, 1999,issued by
                    Registrant

                                                                 EXHIBIT 2


                              BRASS EAGLE INC.
                          ASSET ACQUISITION AGREEMENT


Asset Acquisition Agreement (`Agreement'), dated as of January 4, 1999, by and between BRASS EAGLE INC. (`Buyer'), 1203A North Sixth Street, Rogers, AR 72756 and CM SUPPORT, INC., Rod Bell, David Bell and Lamar Lopez (hereinafter collectively `Seller'), 4921 Olson Drive, Dallas, Texas 75227.

WHEREAS, the respective Boards of Directors of Buyer and Seller have approved the sale of certain assets by Seller to Buyer;

WHEREAS, the respective Boards of Directors have each determined that this Agreement and the underlying transaction are in the best interest of their respective companies;

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreement contained in this Agreement, the parties agree as follows:

ARTICLE I

1.1 Subject to the conditions to closing described herein, Seller agrees to sell and Buyer agrees to buy all the assets of Seller including but not limited to those assets listed on Exhibit A, but excepting the patent on the Viewless Mounting System, all financial and business records of CM Support, Inc. and accounts receivable (the `Assets').

1.2
     (a) Buyer agrees to buy only the Assets and is acquiring no liabilities of Seller. Seller agrees to indemnify Buyer from all liabilities of Seller, and Seller specifically indemnifies Buyer from any liabilities that may be imposed upon Buyer as a matter of law, relating to this transaction.

     (b) It is understood that Buyer is not obligated to hire any employees of Seller, and Seller agrees to continue to be responsible for all liabilities relating to employees, including but not limited to pensions, benefits and severance pay (if any).

     (c) Seller specifically indemnifies Buyer from any environmental liabilities relating to the Assets or their use, to the extent created or incurred prior to the date of closing.

1.3 The parties shall use their best efforts to close this transaction on or before January 4, 1999.

1.4 At the closing, Seller shall deliver all the Assets, free and clear of any liens, along with all paperwork necessary to evidence good title to the Assets; including a general Bill of Sale in a form acceptable to Buyer and specific assignment documents where appropriate.

                              BRASS EAGLE INC.
ASSET ACQUISITION AGREEMENT (Continued)


1.5 At the closing, Buyer shall deliver by wire transfer to Seller's bank $5,000,000, in full consideration for the Assets.

ARTICLE II

2.1 Seller, to the best of Seller's knowledge, makes the following representations and warranties, which are true and correct at the date of execution of the Agreement and are warranted to also be true and correct at the date of closing:

     (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

     (b) Seller has all the requisite corporate power and authority to enter into this Agreement, and entering into this Agreement will not violate any loan agreement or other agreement or contract of Seller. Seller certifies that the Board of Directors and shareholders of Seller have approved this Agreement, pursuant to applicable laws.

     (c) Seller is current on all reports, filings and permits, and is not in violation of any laws or regulations, insofar as such violations would impair the value of the Assets to Buyer.

     (d) Seller certifies that the sale of goods in the ordinary course of business, as Seller has been conducting and as reflected in sales on Seller's income statement, does not violate any laws, rules or regulations of any state or the Federal government.

     (e) Seller is in compliance with all laws to the extent they would have a material, adverse effect on the business or the value of the Assets, in the hands of Buyer.

     (f) The balance sheets and income statements presented to Buyer are true and correct, and accurately reflect the financial condition of Seller.

     (g) Seller has paid all taxes, to the extent such taxes could constitute a lien on the Assets in the hands of Buyer.

     (h) Seller certifies there are no environmental liabilities relating to the Assets and will hold Buyer harmless for any such liabilities to the extent they are caused, created or originate prior to the date of closing.

     (i) Seller shall comply with any Bulk Sales Laws of the state of Texas, to the extent applicable, and will hold Buyer harmless for any liabilities related thereto.

     (j) Seller has valid ownership and good title to the trademarks, licenses and patents described on Exhibit A hereto. Seller will cooperate with Buyer regarding all pending patents, patent applications and patents under contract.

                              BRASS EAGLE INC.
ASSET ACQUISITION AGREEMENT (Continued)


     (k) Seller will provide Buyer with documentation allowing release of all tooling from vendors to Buyer on or before the closing.

     (l) Seller's employees are all non-union, and said employees are not participants in any multi-employer pension plans.

ARTICLE III

3.1 The conditions to Seller's obligation to proceed with closing are as follows:

     (a)  Receipt of funds as indicated in Section 1.5 of this Agreement.

3.2 The conditions to Buyer's obligation to proceed with closing are as follows:

     (a) All of Seller's representations and warranties in Article II are true and correct to the best of Seller's and Buyer's knowledge, and Seller has fulfilled all obligations thereunder as of the date of this Agreement and as of the date of closing.

     (b) Buyer shall have received an opinion of counsel for Seller as outlined hereinafter.

     (c) Seller shall fulfill its delivery obligations pursuant to Section 1.4 of this Agreement.

     (d) Seller shall have delivered Confidentiality Noncompetition Agreements covering Seller, Rod Bell, David Bell and Lamar Lopez, and a Retainer

          Agreement covering David Bell.

     (e) Seller shall have fulfilled all other obligations reasonably requested by Buyer.

3.3  Seller shall have the following post-closing obligations:

     (a) Rod Bell personally agrees to be available to Buyer for consulting purposes as needed for the first ten weeks not to exceed two hours per week after closing, on various matters, including but not limited to manufacturing processes, vendor relations, sales/marketing/ distribution issues, and such other matters as may occur in transition.

     (b) David Bell personally agrees to be available to Buyer pursuant to the Agreement marked herein as Exhibit B.

3.4  Seller's opinion of counsel shall cover:  Seller's obligations under
     Section 1.4 of this Agreement, and Seller's representation and warranties under Article II hereof, and shall be in substantially the form attached hereto as Exhibit C.

                              BRASS EAGLE INC.
ASSET ACQUISITION AGREEMENT (Continued)


ARTICLE IV

4.1  LEASES AND LICENSES:

     (a) Buyer agrees to assume effective January 4, 1999, all payments and all obligations and indemnify and hold harmless Seller from that certain capital lease for a NW 16 Mill Tronics Machine attached hereto as Exhibit E.

     (b) Subject to approval by Licensor, Seller agrees to assign all rights and Buyer agrees to assume effective January 4, 1999, all obligations of Seller and indemnify and hold harmless Seller from that certain License Agreement dated June 29, 1998, by and between RockSolid Design and Seller, which is attached as Exhibit F. Seller warrants that all license payments have been made on a timely basis.

4.2 The parties agree that should Seller fail to comply with all conditions to closing, at Buyer's option, Buyer may nevertheless proceed to closing and subsequently seek monetary damages for any shortcomings on Seller's part.

4.3 The parties agree that Seller is responsible for all warranties for goods manufactured up to the date of closing, and Buyer shall be responsible for all warranties for goods manufactured after the date of closing. If Buyer receives goods back under warranty claim that are Seller's responsibility, Buyer shall give Seller the option to repair. If Seller does not wish to repair, Buyer shall repair and invoice Seller. If Seller does not repair within two (2) weeks after receipt of notice, Buyer may repair and invoice the Seller.

4.4 In consideration for the funds received hereunder, Seller, Rod Bell, David Bell and Lamar Lopez and their directors, officers, employees, spouses and assigns agree to be barred by non-compete agreements as indicated in Exhibit D.

4.5 The parties reiterate that this is an asset sale and that Seller retains all liabilities of every nature and kind relating to Seller's business or its Assets, except as otherwise specified herein

4.6  Regarding Assets:

     (a) As to inventory included in Assets, the parties agree that these are goods acquired with a view to resale by Buyer.

     (b) As to other tangible Assets, the parties assert that this is a `casual and occasional sale' under Texas law, and as such is not subject to sales tax.

4.7 Buyer agrees to reimburse Seller for $3,500 per month for the time period that Buyer will occupy Seller's main facility in Mesquite, Texas. The parties anticipate this will run through February 28, 1999, but this is only an estimate.

                              BRASS EAGLE INC.
ASSET ACQUISITION AGREEMENT (Continued)


4.8 This Agreement can only be amended or terminated by a written instrument executed by both parties; provided, however, either party may terminate by written notice to the other, effective immediately, if the conditions to close listed herein are not fulfilled.

4.9 Seller understands that Buyer may require audited financial statements due to SEC requirements. In this case, Buyer shall arrange for the audit and the cost of the audit will be paid for by Buyer.

4.10 Seller and Buyer both agree and acknowledge that effective as of date of closing, Buyer shall be solely responsible for and shall indemnify and hold Seller harmless from any and all claims, demands, suits, and judgments arising out of the Assets purchased from Seller (except for those relating to events occurring before the closing), the continued operation and use of the lease space referred to in sub-paragraph 4.7 above, and the use by Buyer of any employees of Seller for as long as Buyer uses and occupies such lease space and Seller's employees. In this connection, Buyer agrees to pay in advance to Seller all wages, health insurance, and taxes for such employees in two (2) week intervals until Buyer ceases operation at said location.

ARTICLE V

5.1 This constitutes the entire Agreement between the parties, along with written financial statements from Seller.

5.2 Neither party may assign this Agreement without the written consent of the other party.

5.3  This Agreement shall be governed by the laws of the state of Texas.

     Executed and agreed to this 4th day of January, 1999.


SELLER:                            BUYER:

CM SUPPORT INC.                    BRASS EAGLE INC.



By: /s/ Roderick Bell              By: /s/ Lynn Scott

Title: CHB & CEO                   Title: President / CEO



/s/ Roderick Bell
ROD BELL

/s/ David Bell
DAVID BELL

/s/ Lamar Lopez
LAMAR LOPEZ

                              BRASS EAGLE INC.
ASSET ACQUISITION AGREEMENT (Continued)



The following exhibits are omitted from this document. These exhibits will be furnished to the Securities and Exchange Commission upon request.

Exhibit A                -    Detailed Inventory Report and schedule of
                              assets.

Exhibit E                -    Security Agreement, dated August 21, 1997,
                              with LCA Leasing, 9400 Williamsburg Plaza, Suite
                              200, Louisville, KY   40222, 502-326-1071;
                              Contract #507-03594-002; Equipment:  One
                              Milltronics Partner I Vertical Machining Center with Full enclosures, 12 Station ATC, 7. 5 HP
                              High Torque Heavy Duty Spindle, Rigid Tapping,
                              14' Color Graphics, S/N M2251; Terms:  The sum of
                              $39,443.40 is payable in 60 monthly installments of $657.39 per month.

Exhibit F                -    Exclusive license agreement between
                              RockSolid Design and C.M. Support, Inc. for `An
                              Improved Paintball Loader and Paintball Gun
                              Hopper'.

PATENT ASSIGNMENT        -    Assignment of United States Patents from CM
                              Support, Inc. to Brass Eagle Inc.

                              BRASS EAGLE INC.
                                   EXHIBIT B

                               RETAINER AGREEMENT

This Agreement is executed this 4th day of January, 1999, by and between BRASS EAGLE INC. (the `Company') and DAVID BELL (`Owner').

WHEREAS, the Company is entering into an Asset Acquisition Agreement with CM Support, Inc., Rod Bell, David Bell and Lamar Lopez (collectively `Seller');

WHEREAS, Owner is willing to lend his expertise on an as-needed basis to aid the Company in a post-acquisition transition period;

NOW, THEREFORE, the parties hereby agree as follows:

1. In consideration for the Company acquiring the assets of Seller and for other good and valuable consideration, receipt of which is hereby acknowledged, Owner agrees to make himself available as a consultant for a period of one year from the date of this Agreement.

2. Owner shall consult with the Company on various matters relating to the business including but not limited to:

     (a)  Technical, production and marketing details relating to the Vortex;

     (b) Technical, production and marketing details relating to other products produced, developed, or under development by Seller.

3. Owner shall be available from time to time, for such hours as may be needed, at the discretion of the Company, at such locations as the Company may designate or require and for no additional compensation other than the consideration previously recited herein; provided however, Owners maximum required hours shall be as follows:

     (a)  First two months _ as needed
     (b)  3rd month _ 40 hours per month
     (c)  4th month _ 20 hours per month
     (d)  5th _ 12th month _ 16  hours per month

4. The Company shall reimburse Owner for all reasonable travel expenses plus other expenses as reasonably required.

5. This Agreement shall be interpreted according to the laws of the State of Arkansas.

     Executed and agreed to this 4th day of January, 1999.


BRASS EAGLE INC.                   OWNER
By: /s/ Lynn Scott                 /s/ David Bell
Its:  President / CEO              DAVID BELL

                              BRASS EAGLE INC.

                                 EXHIBIT C

                         ATTORNEY OPINION LETTER

January 4, 1999

To:  Brass Eagle Inc.
     c/o John Flynn


Gentlemen:

I have acted as legal counsel for CM Support, Inc. (the `Seller') with regard to the transaction whereby the Company is selling substantially all of its assets to Brass Eagle Inc. (the `Buyer'). I have examined the Asset Acquisition Agreement, all exhibits thereto, an all other such documents that I deemed necessary in order to forumlate this opinion.

Having reviewed said documents, I declare to the best of my knowledge as follows:

1. At the closing, occurring concurrently with the delivery of this opinion letter, the Seller has delivered all the Assets (as defined in the Asset Acquisition Agreement), free and clear of any liens, and the accompanying paperwork effectively evidences good title in the Buyer.

2. Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

3. Seller has all the requisite corporate power and authority to enter into this Agreement, and entering into this Agreement will not violate any loan agreement or other agreement or contract of Seller. Seller certifies that the Board of Directors and shareholders of Seller have approved this Agreement, pursuant to applicable laws.

4. Seller is current on all reports, filings and permits, and is not in violation of any laws or regulations, insofar as such violations would impair the value of the Assets to Buyer.

5. Seller certifies that the sale of goods in the ordinary course of business, as Seller has been conducting and as reflected in sales on Seller's income statement, does not violate any laws, rules or regulations of any state or the Federal government.

6. Seller is in compliance with all laws to the extent they would have a material, adverse effect on the business or the value of the Assets, in the hands of Buyer.

7. The balance sheets and income statements presented to Buyer are true and correct and accurately reflect the financial condition of Seller.

8. Seller has paid all taxes, to the extent such taxes could constitute a lien on the Assets in the hands of Buyer.

                              BRASS EAGLE INC.


EXHIBIT C

ATTORNEY OPINION LETTER (Continued)

9. Seller certifies there are no environmental liabilities relating to the Assets and will hold Buyer harmless for any such liabilities to the extent they are caused, created or originate prior to the date of closing.

10. Seller has complied with any Bulk Sales Laws of the State of Texas to the extent applicable, and will hold Buyer harmless for any liabilities related thereto.

11. Seller has valid ownership and good title to the trademarks, licenses and patents described on Exhibit A of the Asset Acquisition Agreement. Seller will cooperate with Buyer regarding all pending patents and patent applications.

12. Seller has presented Buyer with documentation allowing release of all tooling from vendors to Buyer on or before the closing, or thereafter, at the Buyer's discretion.

13. Seller's employees are all non-union, and said employees are not participants in any multi-employer pension plans.

This opinion is given solely for the benefit of Buyer, and is to be relied upon solely in regard to the transaction described in the Asset Acquisition Agreement.

                                        Sincerely,



                                        /s/ Paul R. Leake
                                        Paul R. Leake
                                        Attorney for CM Support, Inc.

                              BRASS EAGLE INC.


                                EXHIBIT D

                    CONFIDENTIALITY NONCOMPETITION AGREEMENT


This Confidentiality Noncompetition Agreement (the `Agreement'), dated as of January 4, 1999, is entered into between Brass Eagle Inc., a Delaware corporation (the `Company'), and CM Support, Inc. (`Obligor').


RECITAL

The Company and CM Support, Inc., Rod Bell, David Bell and Lamar Lopez (collectively `Seller') have entered into an Asset Acquisition Agreement of even date with this Agreement, pursuant to which the Company is acquiring all of the Assets of Seller, utilized in the operation of the business. The parties acknowledge that the involvement of Obligor in business activities in competition with those of the Company or Seller or the disclosure by Obligor of proprietary or confidential information of the Company or Seller or relating to the Company or Seller and its business would diminish the value of the business being acquired by the Company pursuant to the Asset Acquisition Agreement. As an inducement to the Company to enter into the Asset Acquisition Agreement and as an integral part of the transactions contemplated by the Asset Acquisition Agreement, Obligor has agreed to enter into this Agreement.

AGREEMENT

In consideration of the foregoing and of the mutual promises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Obligor agree as follows:

1. CONFIDENTIALITY. Obligor acknowledges that as a result of past activities Obligor's employees have knowledge of, and access to, all proprietary and confidential information related to the Seller and its business, including, without limitation, inventions, trade secrets, technical information, know-how, products, products under development, sources, leads or methods or obtaining new products or business, pricing methods of formulas, cost of supplies, marketing strategies, plans, drawings, specifications, methods of operations, financial and marketing information, the identity of customers and suppliers and the Intangible Property (consisting of patents, trademarks and technical know-how) (collectively, the `Confidential Information'), and that such information, even though it may be contributed, developed or acquired by Obligor, constitutes valuable, special and unique assets of the Company which are the exclusive property of the Company. Accordingly, Obligor shall not, at any time, use, reveal, report, publish, transfer or otherwise disclose to any person any of the Confidential Information without the prior written consent of the Company's Board of Directors, except to responsible officers and employees of the Company who have a need for such information for purposes in the best interests of the Company. Obligor acknowledges that the Company would not enter into the Asset Acquisition Agreement without the assurance that all Confidential Information will be used for the exclusive benefit of the Company. For purposes of this Agreement, the term Person shall mean any natural person, corporation, unincorporated organization, partnership, association, joint stock Company, joint

                              BRASS EAGLE INC.
EXHIBIT D(Continued)


     venture, trust or government, or any agency or political subdivision of the government, or other entity.

2. NONCOMPETITION. Obligor agrees that in order to protect the value and good will of the business being acquired, Obligor will not utilize its special knowledge of the business of the Seller and its relationships with customers, suppliers and others to compete with the Company for a period of five years after execution of this Agreement. Obligor shall not engage or have an interest, anywhere in the United States of America or any other geographic area where the Company does business or in which its products or services are marketed, alone or in association with others, as principal, officer, agent, employee, director, partner or stockholder, or through the investment of capital, lending of money or property, rendering of services or otherwise, in any business competitive with or similar to that engaged in by the Company, including without limitation, manufacturing, marketing or sale of paintball products or accessories. During the same period, Obligor shall not, and shall not permit any of Seller's employees, agents or others under his control to, directly or indirectly, on behalf of himself or any other Person, (i) call upon, accept business from, or solicit the business of any Person who is, or who had been at any time during the preceding two years, a customer of the Company or Seller or any successor to the business of the Company, or otherwise divert or attempt to divert any business from the Company or any such successor, or (ii) recruit or otherwise solicit or induce any person who is an employee of, or otherwise engaged by, the Company to terminate his or her employment or other relationship with the Company or such successor, or hire any person who has left the employ of the Seller or the Company or any such successor during the preceding two years. Obligor shall not at any time, directly or indirectly, use or purport to authorize any Person to use any name, mark, logo, trade dress or other identifying words or images which are the same as or similar to those used at any time by the Company in connection with any product or service, whether or not such use would be in a business competitive with that of the Company.

3. REMEDIES. The restrictions set forth in Sections 1 and 2 are considered by the parties to be reasonable for the purposes of protecting the value of the business and goodwill of the Company and Seller. Obligor acknowledges that the Company would be irreparably harmed and that monetary damages would not provide an adequate remedy in the event of a breach of the provisions of Sections 1 or 2. Accordingly, Obligor agrees that, in addition to any other remedies available to the Company, the Company shall be entitled to injunctive and other equitable relief to secure the enforcement of these provisions, and shall be entitled to receive reimbursement from Obligor for all attorneys' fees and expenses incurred by the Company in enforcing these provisions. If Obligor breaches any of the provisions of Sections 1 or 2, in addition to its other rights and remedies, the Company shall have the right to require Obligor to account for and pay over to the Company all compensation, profits, money, accruals and other benefits derived or received, directly or indirectly, by Obligor from the action constituting such breach. If Obligor breaches the covenant set forth in Section 2, the running of the five-year noncompete period described therein shall be tolled for so long as such breach continues. It is the desire and intent of the parties that the provisions of Sections 1, 2 and 3 be enforced to the fullest extent

                              BRASS EAGLE INC.
EXHIBIT D(Continued)


     permissible under the laws and public policies of each jurisdiction which enforcement is sought. If any provisions of Sections 1, 2 or 3 relating to the time period, scope of activities or geographic area of restrictions is declared by a court of competent jurisdiction to exceed the maximum permissible time period, scope of activities or geographic area, the maximum time period, scope of activities of geographic area, as the case may be, shall be reduced to the maximum which such court deems enforceable. If any provisions of Sections 1, 2, or 3 other than those described in the preceding sentence are adjudicated to be invalid or unenforceable, the invalid or unenforceable provisions shall be deemed amended (with respect only to the jurisdiction in which such adjudication is made) in such manner as to render them enforceable and to effectuate as nearly as possible the original intentions and agreement of the parties.

4. INVENTIONS. Obligor agrees to fully and promptly disclose in writing to any officer of the Company designated to receive such disclosure, all discoveries, designs, inventions, developments, improvements and the like (the `Inventions') whether patentable or not, which arose out of or otherwise relate to Obligor's business, which Obligor's employees make, conceive, reduce to practice, work on or advance, whether alone or with others, during this term of engagement. Obligor understands that all right, title, interest in and to the Inventions shall be the sole and exclusive property of the Company, and at the request of the Company, Obligor shall execute, without charge to the Company, irrevocable assignments to the Company or its nominees of his entire right, title, and interest in and to the Inventions throughout the world, including all patent applications and patents relating thereto and all right to file and obtain and maintain such applications and patents and to execute any and all documents necessary or desirable to permit the Company to file such patent applications. At the Company's request, Obligor shall assist in securing, defending or enforcing such rights, title and interest.

5.   MISCELLANEOUS.

     (a) ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties and merges and supersedes any prior or contemporaneous agreements between the parties pertaining to the subject matter hereof.

     (b) MODIFICATION. This Agreement may not be modified or terminated orally, and no modification, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by both parties.

     (c) WAIVER. Failure of a party to enforce one or more of the provisions of this Agreement or to require at any time performance of any of the obligations hereof shall not be construed to be a waiver of such provisions by such party nor to in any way affect the validity of this Agreement or such party's right thereafter to enforce any provision of this Agreement, nor to preclude such party from taking any other action at any time which it would legally be entitled to take.

                              BRASS EAGLE INC.
EXHIBIT D(Continued)


     (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their legal representatives, heirs, successors and assigns.

     (e) GOVERNING LAW. This Agreement is made and executed and shall be governed by the laws of the State of Texas, without regard to the conflicts of law principles thereof.

     IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date set forth above.

                              BRASS EAGLE INC.

                              By: /s/ Lynn Scott


                              Its:  President / CEO

                              OBLIGOR:

                              CM SUPPORT, INC.

                              By: /s/ Roderick Bell


                              Its: CHB & CEO

                              BRASS EAGLE INC.
EXHIBIT D(Continued)


               CONFIDENTIALITY NONCOMPETITION AGREEMENT


This Confidentiality Noncompetition Agreement (the `Agreement'), dated as of January 4, 1999, is entered into between Brass Eagle Inc., a Delaware corporation (the `Company'), and Rod Bell (`Owner').


RECITAL

The Company and CM Support, Inc., Rod Bell, David Bell and Lamar Lopez (collectively `Seller') have entered into an Asset Acquisition Agreement of even date with this Agreement, pursuant to which the Company is acquiring all of the Assets of Seller, utilized in the operation of the business. Owner has been an owner and an officer of Seller and has substantial knowledge of, and experience in the business and affairs of the Seller. The parties acknowledge that the involvement of Owner in business activities in competition with those of the Company or Seller or the disclosure by Owner of proprietary or confidential information of the Company or Seller or relating to the Company or Seller and its business would diminish the value of the business being acquired by the Company pursuant to the Asset Acquisition Agreement. As an inducement to the Company to enter into the Asset Acquisition Agreement and as an integral part of the transactions contemplated by the Asset Acquisition Agreement, Owner has agreed to enter into this Agreement.

AGREEMENT

In consideration of the foregoing and of the mutual promises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Owner agree as follows:

1. CONFIDENTIALITY. Owner acknowledges that as a result of his past employment with the Seller and his discussions with the Company, Owner has knowledge of, and access to, all proprietary and confidential information related to the Seller and its business, including, without limitation, inventions, trade secrets, technical information, know-how, products, products under development, sources, leads or methods or obtaining new products or business, pricing methods of formulas, cost of supplies, marketing strategies, plans, drawings, specifications, methods of operations, financial and marketing information, the identity of customers and suppliers and the Intangible Property (consisting of patents, trademarks and technical know-how) (collectively, the `Confidential Information'), and that such information, even though it may be contributed, developed or acquired by Owner, constitutes valuable, special and unique assets of the Company which are the exclusive property of the Company. Accordingly, Owner shall not, at any time, use, reveal, report, publish, transfer or otherwise disclose to any person any of the Confidential Information without the prior written consent of the Company's Board of Directors, except to responsible officers and employees of the Company who have a need for such information for purposes in the best interests of the Company. Owner acknowledges that the Company would not enter into the Asset Acquisition Agreement without the assurance that all Confidential Information will be used for the exclusive benefit of the Company. For purposes of this Agreement, the term Person shall mean any

                              BRASS EAGLE INC.
EXHIBIT D(Continued)


     natural person, corporation, unincorporated organization, partnership, association, joint stock Company, joint venture, trust or government, or any agency or political subdivision of the government, or other entity.

2. NONCOMPETITION. Owner agrees that in order to protect the value and good will of the business being acquired, Owner will not utilize his special knowledge of the business of the Seller and his relationships with customers, suppliers and others to compete with the Company for a period of five years after execution of this Agreement. Owner shall not engage or have an interest, anywhere in the United States of America or any other geographic area where the Company does business or in which its products or services are marketed, alone or in association with others, as principal, officer, agent, employee, director, partner or stockholder, or through the investment of capital, lending of money or property, rendering of services or otherwise, in any business competitive with or similar to that engaged in by the Company, including without limitation, manufacturing, marketing or sale of paintball products or accessories. During the same period, Owner shall not, and shall not permit any of Seller's employees, agents or others under his control to, directly or indirectly, on behalf of himself or any other Person, (i) call upon, accept business from, or solicit the business of any Person who is, or who had been at any time during the preceding two years, a customer of the Company or Seller or any successor to the business of the Company, or otherwise divert or attempt to divert any business from the Company or any such successor, or (ii) recruit or otherwise solicit or induce any person who is an employee of, or otherwise engaged by, the Company to terminate his or her employment or other relationship with the Company or such successor, or hire any person who has left the employ of the Seller or the Company or any such successor during the preceding two years. Owner shall not at any time, directly or indirectly, use or purport to authorize any Person to use any name, mark, logo, trade dress or other identifying words or images which are the same as or similar to those used at any time by the Company in connection with any product or service, whether or not such use would be in a business competitive with that of the Company.

3. REMEDIES. The restrictions set forth in Sections 1 and 2 are considered by the parties to be reasonable for the purposes of protecting the value of the business and goodwill of the Company and Seller. Owner acknowledges that the Company would be irreparably harmed and that monetary damages would not provide an adequate remedy in the event of a breach of the provisions of Sections 1 or 2. Accordingly, Owner agrees that, in addition to any other remedies available to the Company, the Company shall be entitled to injunctive and other equitable relief to secure the enforcement of these provisions, and shall be entitled to receive reimbursement from Owner for all attorneys' fees and expenses incurred by the Company in enforcing these provisions. If Owner breaches any of the provisions of Sections 1 or 2, in addition to its other rights and remedies, the Company shall have the right to require Owner to account for and pay over to the Company all compensation, profits, money, accruals and other benefits derived or received, directly or indirectly, by Owner from the action constituting such breach. If Owner breaches the covenant set forth in Section 2, the running of the five-year noncompete period described therein shall be tolled for so long as such breach continues.
     It is the desire and intent of the parties that the provisions of Sections

                              BRASS EAGLE INC.
EXHIBIT D(Continued)


     1, 2 and 3 be enforced to the fullest extent permissible under the laws and public policies of each jurisdiction which enforcement is sought. If any provisions of Sections 1, 2 or 3 relating to the time period, scope of activities or geographic area of restrictions is declared by a court of competent jurisdiction to exceed the maximum permissible time period, scope of activities or geographic area, the maximum time period, scope of activities of geographic area, as the case may be, shall be reduced to the maximum which such court deems enforceable. If any provisions of Sections 1, 2, or 3 other than those described in the preceding sentence are adjudicated to be invalid or unenforceable, the invalid or unenforceable provisions shall be deemed amended (with respect only to the jurisdiction in which such adjudication is made) in such manner as to render them enforceable and to effectuate as nearly as possible the original intentions and agreement of the parties.

4. INVENTIONS. Owner agrees to fully and promptly disclose in writing to any officer of the Company designated to receive such disclosure, all discoveries, designs, inventions, developments, improvements and the like (the `Inventions') whether patentable or not, which arose out of or otherwise relate to Owner's engagement for Seller which Owner makes, conceives, reduces to practice, works on or advances, whether alone or with others, during this term of engagement. Owner understands that all right, title, interest in and to the Inventions shall be the sole and exclusive property of the Company, and at the request of the Company, Owner shall execute, without charge to the Company, irrevocable assignments to the Company or its nominees of his entire right, title, and interest in and to the Inventions throughout the world, including all patent applications and patents relating thereto and all right to file and obtain and maintain such applications and patents and to execute any and all documents necessary or desirable to permit the Company to file such patent applications. At the Company's request, Owner shall assist in securing, defending or enforcing such rights, title and interest.

5.   MISCELLANEOUS.

     (a) ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties and merges and supersedes any prior or contemporaneous agreements between the parties pertaining to the subject matter hereof.

     (b) MODIFICATION. This Agreement may not be modified or terminated orally, and no modification, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by both parties.

     (c) WAIVER. Failure of a party to enforce one or more of the provisions of this Agreement or to require at any time performance of any of the obligations hereof shall not be construed to be a waiver of such provisions by such party nor to in any way affect the validity of this Agreement or such party's right thereafter to enforce any provision of this Agreement, nor to preclude such party from taking any other action at any time which it would legally be entitled to take.

                              BRASS EAGLE INC.
EXHIBIT D(Continued)


     (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their legal representatives, heirs, successors and assigns.

     (e) GOVERNING LAW. This Agreement is made and executed and shall be governed by the laws of the State of Texas, without regard to the conflicts of law principles thereof.

     IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date set forth above.

                              BRASS EAGLE INC.


                              By: /s/ Lynn Scott

                              Its:  President / CEO

                              OWNER:

                              /s/ Roderick Bell
                              ROD BELL

                              BRASS EAGLE INC.
EXHIBIT D(Continued)


               CONFIDENTIALITY NONCOMPETITION AGREEMENT


This Confidentiality Noncompetition Agreement (the `Agreement'), dated as of January 4, 1999, is entered into between Brass Eagle Inc., a Delaware corporation (the `Company'), and David Bell (`Owner').


RECITAL

The Company and CM Support, Inc., Rod Bell, David Bell and Lamar Lopez (collectively `Seller') have entered into an Asset Acquisition Agreement of even date with this Agreement, pursuant to which the Company is acquiring all of the Assets of Seller, utilized in the operation of the business. Owner has been an owner and an officer of Seller and has substantial knowledge of, and experience in the business and affairs of the Seller. The parties acknowledge that the involvement of Owner in business activities in competition with those of the Company or Seller or the disclosure by Owner of proprietary or confidential information of the Company or Seller or relating to the Company or Seller and its business would diminish the value of the business being acquired by the Company pursuant to the Asset Acquisition Agreement. As an inducement to the Company to enter into the Asset Acquisition Agreement and as an integral part of the transactions contemplated by the Asset Acquisition Agreement, Owner has agreed to enter into this Agreement.

AGREEMENT

In consideration of the foregoing and of the mutual promises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Owner agree as follows:

1. CONFIDENTIALITY. Owner acknowledges that as a result of his past employment with the Seller and his discussions with the Company, Owner has knowledge of, and access to, all proprietary and confidential information related to the Seller and its business, including, without limitation, inventions, trade secrets, technical information, know-how, products, products under development, sources, leads or methods or obtaining new products or business, pricing methods of formulas, cost of supplies, marketing strategies, plans, drawings, specifications, methods of operations, financial and marketing information, the identity of customers and suppliers and the Intangible Property (consisting of patents, trademarks and technical know-how) (collectively, the `Confidential Information'), and that such information, even though it may be contributed, developed or acquired by Owner, constitutes valuable, special and unique assets of the Company which are the exclusive property of the Company. Accordingly, Owner shall not, at any time, use, reveal, report, publish, transfer or otherwise disclose to any person any of the Confidential Information without the prior written consent of the Company's Board of Directors, except to responsible officers and employees of the Company who have a need for such information for purposes in the best interests of the Company. Owner acknowledges that the Company would not enter into the Asset Acquisition Agreement without the assurance that all Confidential Information will be used for the exclusive benefit of the Company. For purposes of this Agreement, the term Person shall mean any

                              BRASS EAGLE INC.
EXHIBIT D(Continued)


     natural person, corporation, unincorporated organization, partnership, association, joint stock Company, joint venture, trust or government, or any agency or political subdivision of the government, or other entity.

2. NONCOMPETITION. Owner agrees that in order to protect the value and good will of the business being acquired, Owner will not utilize his special knowledge of the business of the Seller and his relationships with customers, suppliers and others to compete with the Company for a period of five years after execution of this Agreement. Owner shall not engage or have an interest, anywhere in the United States of America or any other geographic area where the Company does business or in which its products or services are marketed, alone or in association with others, as principal, officer, agent, employee, director, partner or stockholder, or through the investment of capital, lending of money or property, rendering of services or otherwise, in any business competitive with or similar to that engaged in by the Company, including without limitation, manufacturing, marketing or sale of paintball products or accessories. During the same period, Owner shall not, and shall not permit any of Seller's employees, agents or others under his control to, directly or indirectly, on behalf of himself or any other Person, (i) call upon, accept business from, or solicit the business of any Person who is, or who had been at any time during the preceding two years, a customer of the Company or Seller or any successor to the business of the Company, or otherwise divert or attempt to divert any business from the Company or any such successor, or (ii) recruit or otherwise solicit or induce any person who is an employee of, or otherwise engaged by, the Company to terminate his or her employment or other relationship with the Company or such successor, or hire any person who has left the employ of the Seller or the Company or any such successor during the preceding two years. Owner shall not at any time, directly or indirectly, use or purport to authorize any Person to use any name, mark, logo, trade dress or other identifying words or images which are the same as or similar to those used at any time by the Company in connection with any product or service, whether or not such use would be in a business competitive with that of the Company.

3. REMEDIES. The restrictions set forth in Sections 1 and 2 are considered by the parties to be reasonable for the purposes of protecting the value of the business and goodwill of the Company and Seller. Owner acknowledges that the Company would be irreparably harmed and that monetary damages would not provide an adequate remedy in the event of a breach of the provisions of Sections 1 or 2. Accordingly, Owner agrees that, in addition to any other remedies available to the Company, the Company shall be entitled to injunctive and other equitable relief to secure the enforcement of these provisions, and shall be entitled to receive reimbursement from Owner for all attorneys' fees and expenses incurred by the Company in enforcing these provisions. If Owner breaches any of the provisions of Sections 1 or 2, in addition to its other rights and remedies, the Company shall have the right to require Owner to account for and pay over to the Company all compensation, profits, money, accruals and other benefits derived or received, directly or indirectly, by Owner from the action constituting such breach. If Owner breaches the covenant set forth in Section 2, the running of the five-year noncompete period described therein shall be tolled for so long as such breach continues.
     It is the desire and intent of the parties that the provisions of Sections

                              BRASS EAGLE INC.
EXHIBIT D(Continued)


     1, 2 and 3 be enforced to the fullest extent permissible under the laws and public policies of each jurisdiction which enforcement is sought. If any provisions of Sections 1, 2 or 3 relating to the time period, scope of activities or geographic area of restrictions is declared by a court of competent jurisdiction to exceed the maximum permissible time period, scope of activities or geographic area, the maximum time period, scope of activities of geographic area, as the case may be, shall be reduced to the maximum which such court deems enforceable. If any provisions of Sections 1, 2, or 3 other than those described in the preceding sentence are adjudicated to be invalid or unenforceable, the invalid or unenforceable provisions shall be deemed amended (with respect only to the jurisdiction in which such adjudication is made) in such manner as to render them enforceable and to effectuate as nearly as possible the original intentions and agreement of the parties.

4. INVENTIONS. Owner agrees to fully and promptly disclose in writing to any officer of the Company designated to receive such disclosure, all discoveries, designs, inventions, developments, improvements and the like (the `Inventions') whether patentable or not, which arose out of or otherwise relate to Owner's engagement for Seller which Owner makes, conceives, reduces to practice, works on or advances, whether alone or with others, during this term of engagement. Owner understands that all right, title, interest in and to the Inventions shall be the sole and exclusive property of the Company, and at the request of the Company, Owner shall execute, without charge to the Company, irrevocable assignments to the Company or its nominees of his entire right, title, and interest in and to the Inventions throughout the world, including all patent applications and patents relating thereto and all right to file and obtain and maintain such applications and patents and to execute any and all documents necessary or desirable to permit the Company to file such patent applications. At the Company's request, Owner shall assist in securing, defending or enforcing such rights, title and interest.

5.   MISCELLANEOUS.

     (a) ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties and merges and supersedes any prior or contemporaneous agreements between the parties pertaining to the subject matter hereof.

     (b) MODIFICATION. This Agreement may not be modified or terminated orally, and no modification, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by both parties.

     (c) WAIVER. Failure of a party to enforce one or more of the provisions of this Agreement or to require at any time performance of any of the obligations hereof shall not be construed to be a waiver of such provisions by such party nor to in any way affect the validity of this Agreement or such party's right thereafter to enforce any provision of this Agreement, nor to preclude such party from taking any other action at any time which it would legally be entitled to take.

                              BRASS EAGLE INC.
EXHIBIT D(Continued)


     (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their legal representatives, heirs, successors and assigns.

     (e) GOVERNING LAW. This Agreement is made and executed and shall be governed by the laws of the State of Texas, without regard to the conflicts of law principles thereof.

     IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date set forth above.

                              BRASS EAGLE INC.


                              By: /s/ Lynn Scott

                              Its: President / CEO

                              OWNER:

                              /s/ David Bell
                              DAVID BELL

                              BRASS EAGLE INC.
EXHIBIT D(Continued)


                    CONFIDENTIALITY NONCOMPETITION AGREEMENT


This Confidentiality Noncompetition Agreement (the `Agreement'), dated as of January 4, 1999, is entered into between Brass Eagle Inc., a Delaware corporation (the `Company'), and Lamar Lopez (`Owner').


RECITAL

The Company and CM Support, Inc., Rod Bell, Dave Bell and Lamar Lopez (collectively `Seller') have entered into an Asset Acquisition Agreement of even date with this Agreement, pursuant to which the Company is acquiring all of the Assets of Seller, utilized in the operation of the business. Owner has been an owner of Seller and has substantial knowledge of, and experience in the business and affairs of the Seller. The parties acknowledge that the involvement of Owner in business activities in competition with those of the Company or Seller or the disclosure by Owner of proprietary or confidential information of the Company or Seller or relating to the Company or Seller and its business would diminish the value of the business being acquired by the Company pursuant to the Asset Acquisition Agreement. As an inducement to the Company to enter into the Asset Acquisition Agreement and as an integral part of the transactions contemplated by the Asset Acquisition Agreement, Owner has agreed to enter into this Agreement.

AGREEMENT

In consideration of the foregoing and of the mutual promises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Owner agree as follows:

1. CONFIDENTIALITY. Owner acknowledges that as a result of his past employment with the Seller and his discussions with the Company, Owner has knowledge of, and access to, all proprietary and confidential information related to the Seller and its business, including, without limitation, inventions, trade secrets, technical information, know-how, products, products under development, sources, leads or methods or obtaining new products or business, pricing methods of formulas, cost of supplies, marketing strategies, plans, drawings, specifications, methods of operations, financial and marketing information, the identity of customers and suppliers and the Intangible Property (consisting of patents, trademarks and technical know-how) (collectively, the `Confidential Information'), and that such information, even though it may be contributed, developed or acquired by Owner, constitutes valuable, special and unique assets of the Company which are the exclusive property of the Company. Accordingly, Owner shall not, at any time, use, reveal, report, publish, transfer or otherwise disclose to any person any of the Confidential Information without the prior written consent of the Company's Board of Directors, except to responsible officers and employees of the Company who have a need for such information for purposes in the best interests of the Company. Owner acknowledges that the Company would not enter into the Asset Acquisition Agreement without the assurance that all Confidential Information will be used for the exclusive benefit of the Company. For purposes of this Agreement, the term Person shall mean any

                              BRASS EAGLE INC.
EXHIBIT D(Continued)


     natural person, corporation, unincorporated organization, partnership, association, joint stock Company, joint venture, trust or government, or any agency or political subdivision of the government, or other entity.

2. NONCOMPETITION. Owner agrees that in order to protect the value and good will of the business being acquired, Owner will not utilize his special knowledge of the business of the Seller and his relationships with customers, suppliers and others to compete with the Company for a period of five years after execution of this Agreement. Owner shall not engage or have an interest, anywhere in the United States of America or any other geographic area where the Company does business or in which its products or services are marketed, alone or in association with others, as principal, officer, agent, employee, director, partner or stockholder, or through the investment of capital, lending of money or property, rendering of services or otherwise, in any business competitive with or similar to that engaged in by the Company, but only to the extent that Owner's new business utilizes products manufactured, sold, conceived, designed or partially designed by Seller on or before January 4, 1999. As indicated in the Asset Acquisition Agreement, the Viewless Mounting System is also expressly excepted. Owner shall not at any time, directly or indirectly, use or purport to authorize any Person to use any name, mark, logo, trade dress or other identifying words or images which are the same as or similar to those used at any time by the Company in connection with any product or service, whether or not such use would be in a business competitive with that of the Company.

2. REMEDIES. The restrictions set forth in Sections 1 and 2 are considered by the parties to be reasonable for the purposes of protecting the value of the business and goodwill of the Company and Seller. Owner acknowledges that the Company would be irreparably harmed and that monetary damages would not provide an adequate remedy in the event of a breach of the provisions of Sections 1 or 2. Accordingly, Owner agrees that, in addition to any other remedies available to the Company, the Company shall be entitled to injunctive and other equitable relief to secure the enforcement of these provisions, and shall be entitled to receive reimbursement from Owner for all attorneys' fees and expenses incurred by the Company in enforcing these provisions. If Owner breaches any of the provisions of Sections 1 or 2, in addition to its other rights and remedies, the Company shall have the right to require Owner to account for and pay over to the Company all compensation, profits, money, accruals and other benefits derived or received, directly or indirectly, by Owner from the action constituting such breach. If Owner breaches the covenant set forth in Section 2, the running of the five-year noncompete period described therein shall be tolled for so long as such breach continues. It is the desire and intent of the parties that the provisions of Sections 1, 2 and 3 be enforced to the fullest extent permissible under the laws and public policies of each jurisdiction which enforcement is sought. If any provisions of Sections 1, 2 or 3 relating to the time period, scope of activities or geographic area of restrictions is declared by a court of competent jurisdiction to exceed the maximum permissible time period, scope of activities or geographic area, the maximum time period, scope of activities of geographic area, as the case may be, shall be reduced to the maximum which such court deems enforceable. If any provisions of Sections 1, 2, or 3 other than those described in the

                              BRASS EAGLE INC.

     preceding sentence are adjudicated to be invalid or unenforceable, the invalid or unenforceable provisions shall be deemed amended (with respect only to the jurisdiction in which such adjudication is made) in such manner as to render them enforceable and to effectuate as nearly as possible the original intentions and agreement of the parties.

4. INVENTIONS. Owner agrees to fully and promptly disclose in writing to any officer of the Company designated to receive such disclosure, all discoveries, designs, inventions, developments, improvements and the like (the `Inventions') whether patentable or not, which arose out of or otherwise relate to Owner's engagement for Seller which Owner makes, conceives, reduces to practice, works on or advances, whether alone or with others, during this term of engagement. Owner understands that all right, title, interest in and to the Inventions shall be the sole and exclusive property of the Company, and at the request of the Company, Owner shall execute, without charge to the Company, irrevocable assignments to the Company or its nominees of his entire right, title, and interest in and to the Inventions throughout the world, including all patent applications and patents relating thereto and all right to file and obtain and maintain such applications and patents and to execute any and all documents necessary or desirable to permit the Company to file such patent applications. At the Company's request, Owner shall assist in securing, defending or enforcing such rights, title and interest, at the Company's expense.

5.   MISCELLANEOUS.

     (a) ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties and merges and supersedes any prior or contemporaneous agreements between the parties pertaining to the subject matter hereof.

     (b) MODIFICATION. This Agreement may not be modified or terminated orally, and no modification, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by both parties.

     (c) WAIVER. Failure of a party to enforce one or more of the provisions of this Agreement or to require at any time performance of any of the obligations hereof shall not be construed to be a waiver of such provisions by such party nor to in any way affect the validity of this Agreement or such party's right thereafter to enforce any provision of this Agreement, nor to preclude such party from taking any other action at any time which it would legally be entitled to take.

     (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their legal representatives, heirs, successors and assigns.

     (e) GOVERNING LAW. This Agreement is made and executed and shall be governed by the laws of the State of Texas, without regard to the conflicts of law principles thereof.

                              BRASS EAGLE INC.
EXHIBIT D(Continued)



     IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date set forth above.

                              BRASS EAGLE INC.

                              By: /s/ Lynn Scott


                              Its: President / CEO

                              OWNER:

                              /s/ Lamar Lopez
                              LAMAR LOPEZ

                              BRASS EAGLE INC.


                                BILL OF SALE

CM Support, Inc. (`Seller') of Dallas, Texas hereby sells to Brass Eagle Inc. (`Buyer') of Rogers, Arkansas all of its assets, tangible and intangible, including but not limited to those listed on Exhibit A of the Asset Acquisition Agreement of even date herewith, but excepting the patent on the Viewless Mounting System, all bank accounts of CM Support, Inc., all financial and business records of CM Support, Inc. and accounts receivable, for the sum of

                              $5,000,000.00

Seller hereby gives warrant of good title and warranties of merchantability and fitness for a particular purpose.

Seller warrants that there are no liens on any of the property, except as indicated on the Asset Acquisition Agreement of even date herewith.

Executed and Agreed to this 4th day of January, 1999.

CM SUPPORT, INC.                             BRASSE EAGLE INC.




By:  /s/ Roderick Bell                       By:  /s/ Lynn Scott

Its:  CHB & CEO                              Its:  President / CEO

                              BRASS EAGLE INC.


                            TRADEMARK ASSIGNMENT

     WHEREAS, CM Support, Inc., a Texas corporation having its principal place of business at 4921 Olson Dr., Dallas, Texas 75227 (hereinafter `ASSIGNOR'), is the owner of the following United States trademarks and trademark applications (hereinafter "the Trademarks"):

     MARK:     Viewloader     Common Law Usage
               Serial No. 75/364,648
               Registration Application Filed:  September 29, 1997

     WHEREAS, BRASS EAGLE INC., a Delaware corporation having its principal place of business at 1203 North 6th Street, Rogers, Arkansas 72756 (hereinafter `ASSIGNEE'), is desirous of acquiring all of the right, title and interest of ASSIGNOR in and to the Trademarks;
     NOW, THEREFORE, for and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR hereby sells, assigns, transfers and conveys to ASSIGNEE all right, title and interest in and to the Trademarks, free and clear of all liens and encumbrances, to be held and enjoyed by ASSIGNEE, its successors and assigns, as fully and entirely as the same would have been held and enjoyed by ASSIGNOR had this Assignment and sale not been made.
     The United States Patent and Trademark Office is hereby authorized to deliver to ASSIGNEE, its attorneys, agents, successors or assigns, all official documents and communications as may be warranted by this Assignment.
     In testimony whereof, ASSIGNOR has caused this Assignment to be signed by its duly authorized officer and its seal to be affixed this 4th day of January, 1999.


                              CM SUPPORT, INC.
     (SEAL)                   By: /s/ Roderick Bell
                              Title: CHB & CEO


                    CERTIFICATE OF EXECUTION

     Before me this 4th day of January, 1999, personally appeared Roderick Bell, known to me to be the person who executed this Assignment, and who acknowledged that such Assignment was executed for the purpose therein expressed.

                              /s/ Vicki Feuerbacher
   Notary Seal                Notary Public

                              My Commission Expires: 6-21-99

                              BRASS EAGLE INC.


                                                                 January 4, 1999


To:  CM Support, Inc.
     Brass Eagle Inc.

Re:  TOOLING IN POSSESSION OF VENDOR



Vendor hereby affirms that all tooling of CM Support, Inc. (see attached Addendum A) in vendor's possession will be released to Brass Eagle Inc. at Brass Eagle's request, without requiring a payment from Brass Eagle Inc. of any kind.

Vendor hereby waives any mechanics' liens or other liens it may claim against such tooling.

Vendor acknowledges ownership of all such tooling to reside in Brass Eagle Inc., free and clear of all liens.


                              VENDOR



                              C & G Plastics Inc.
                              VENDOR NAME


                              By: /s/ Glenda Seargeant



                              Its: Owner / VP

                              BRASS EAGLE INC.

                                   ADDENDUM A





Tooling in Vendor's Possession:

V1200     MOLD
V1REV     MOLD
TUBE2     MOLD
TUBE3     MOLD
ADDFER    MOLD
V1LID     MOLD
TUBELID   MOLD

                              BRASS EAGLE INC.



                                                                 January 4, 1999

                                   INDEMNITY


CM Support, Inc., Rod Bell, David Bell and Lamar Lopez (collectively `Seller') hereby agree to indemnify and hold Brass Eagle Inc. (`Buyer') harmless from any liability to third party vendors holding Seller's tooling. Seller asserts that Buyer may recover all such tooling from third party vendors without cost to Buyer, and Seller agrees to take all steps to achieve release of such tooling to Buyer at no cost to Buyer.

                         CM SUPPORT, INC.



                         By: /s/ Roderick Bell

                         Its: CHB & CEO

                         /s/ Roderick Bell
                         ROD BELL



                         /s/ David Bell
                         DAVID BELL


                         /s/ Lamar Lopez
                         LAMAR LOPEZ

                                                            EXHIBIT 99
                              BRASS EAGLE INC.

                                PRESS RELEASE

                    Company Contact:    J. R. Brian Hanna
                                        Brass Eagle Inc.
                                        Chief Financial Officer
                                        (501) 986-6630
FOR IMMEDIATE RELEASE
                    Investor Relations: Chad A. Jacobs / Thomas M. Ryan

                                        Integrated Corporate Relations
                                        (203) 222-9013
                                        cjacobs@icr-online.com

              BRASS EAGLE INC. ACQUIRES ASSETS OF CM SUPPORT, INC.

Rogers, AR, January 6, 1999 _ Brass Eagle Inc. (Nasdaq: XTRM) the worldwide leader in the manufacturing, marketing and distribution of paintball products today announced the acquisition of certain assets of CM Support, Inc. of Dallas, Texas for $5 million in cash.

CM Support, Inc. is the leading manufacturer and marketer of feeder loaders, tubes and accessories used in the paintball industry sold under the highly recognized ViewLoader _TM- trademark. The CM Support, Inc. product line, regarded as first quality in the industry, includes the VL 200 standard loaders, the VL 104 Attitubes, the VL Revolution electronic agitator loaders, the VL squeegees, the VL hopper elbows and the VL barrel plugs.

Lynn Scott, Brass Eagle President and CEO stated, `We are very excited about acquiring one of the leading product lines in paintball today. CM Support has previously been a primary supplier to Brass Eagle of select products, and the company's overall line has historically been sold direct or through distributors to the traditional paintball industry. Our plans are to maintain the current customer base while using Brass Eagle's retail distribution network to greatly expand the availability and accessibility to the broader ViewLoader -TM- product line.'

According to the company, the acquisition will result in increased market share, improved margins, expanded retail product offerings and further penetration into the traditional paintball market. The acquisition will be accretive to income in 1999.

Mr. Scott concluded, `We continue to look for underdeveloped brands and products with the highest reputations for quality and innovative designs to strengthen our product offering. We remain excited about the prospects of our business and the continued growth in the popularity of paintball which appeals to a wide demographic including, in particular, the youth market which represents 66 million individuals and $500 billion in spending power.'

Brass Eagle is unique in providing a full line of paintball guns and accessory products from beginner through competition level. The Company is the dominant supplier of products for this rapidly growing sport. Brass Eagle has been named one of the `Top 100' Hot Growth Companies by Business Week magazine and one of the IW Growing Companies 25, America's Most Successful Small Manufacturers by Industry Week magazine.